UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2017
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Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)
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Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE
On April 12, 2017, Toys “R” Us, Inc. (the “Company”) provided audited consolidated financial statements for its wholly-owned subsidiary Toys “R” Us - Delaware, Inc. (“Toys-Delaware”) (the “Toys-Delaware Consolidated Financial Statements”) as required under certain credit agreements and indentures. The information provided includes:

•	Consolidated Statements of Operations for fiscal years ended January 28, 2017, January 30, 2016 and January 31, 2015;

•	Consolidated Statements of Comprehensive Income (Loss) for fiscal years ended January 28, 2017, January 30, 2016 and January 31, 2015;

•	Consolidated Balance Sheets as of January 28, 2017 and January 30, 2016;

•	Consolidated Statements of Cash Flows for fiscal years ended January 28, 2017, January 30, 2016 and January 31, 2015;

•	Consolidated Statements of Stockholder’s Deficit for fiscal years ended January 28, 2017, January 30, 2016 and January 31, 2015;

•	Notes to the Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
A copy of the Toys-Delaware information described above is attached as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Toys-Delaware Consolidated Financial Statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: April 12, 2017	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Toys-Delaware Consolidated Financial Statements and related Management’s Discussion and Analysis of Financial Conditions and Results of Operations.